Risk Management Policies	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Risk Management Policies
27.	RISK MANAGEMENT POLICIES

Financial risk factors

Credit risk

The Integral Risk Committee approves credit risk strategies and policies submitted in accordance with recommendations provided by the Integral Risk Corporate Department, the Credit Corporate Department and commercial sectors and in compliance with regulations set by the Argentine Central Bank. The credit strategy and policy is aimed at the development of commercial opportunities within the framework and conditions of the Group’s business plan, while keeping suitable caution levels in face of the risk.

Policies and procedures enable the definition of accurate aspects aimed at the deployment of the Group’s Strategy related to the administration of credit risk; among them, the Group’s criteria to grant loans, credit benefits and powers, types of products and the way in which the structure is organized, among other aspects. Likewise, the Group relies on an integral risk policy where aspects related to general key risk governance as well as specific manuals and procedures that include, among others, all relevant regulations issued by the Argentine Central Bank.

The entity’s credit risk management policies are applied to corporate and individuals. To such ends, a customer segmentation has been defined for corporate banking, retail banking and finance.

The Group is willing to carry out a strategy that enable it to address its contractual commitments, both under normal market conditions and adverse situations. Therefore, the Entity relies on scoring and rating models to estimate probability of default (PD) for the different client portfolios. As for risk appetite framework, the Group relies on cut-offs for each risk-based segment that express the maximum risk to be assumed in terms of probability of default.

In addition to PD parameters, the Group relies on estimates of exposure at default (EAD) and loss given default (LGD) parameters with the purpose of estimating Group’s allowance for loan losses and the necessary economic capital to face unexpected losses that may arise due to credit risk.

The Group is aimed at keeping a diversified and atomized portfolio, in order tominimizerisk concentration. To such ends, loan originationand client portfolio profiles are adjusted to each different circumstance.

Credit Risk Measurement Models

The Entity relies on models aimed at estimating the distribution of potential credit losses in its credit portfolio, which depend on defaults by the counterparties (PD – Probability of Default), as well as the assumed exposure to such defaults (EAD –Exposure At Default) and the recoveries of each defaulted loan (LGD – Loss Given Default).

Based on the aforementioned, the Group has developed a Risk-Adjusted Return on Capital (RAROC) model.

Allowances for loan losses calculation

Allowances for loan losses calculation is based on models that analyzes the Group’s own portfolio information to estimate, in global terms, the average value of the loss distribution function over an annual term (expected credit loss). The expected credit loss is determined based on PD, EAD, and LGD loss factors.

Economic Capital Calculation

The economic capital for credit risk is the difference between the portfolio’s value at risk (according to the confidence level for individuals of 99.9% and for companies of 99%) and the expected credit losses.

The Group relies on economic capital models for credit risk (one for individuals and another for companies). Such quantitative models include the exacerbation of capital by concentration risk and Securitization Risk. In the economic capital calculation models a one year holding period is used, except from factoring exposures where a six month holding period is used.

Counterparty Risk Management

The Group relies on a Counterparty’s Risk Map approved by the Credit Committee where the following limits are defined for each counterparty according to the Group’s risk appetite: credit exposure and settlement limits, foreign exchange settlement risk, securities settlement risk and Repo transactions settlement risk, among other.

Regarding the economic capital for the counterparty’s risk, it is included in the Economic Capital Quantitative Model for Credit Risk.

Impairment of Financial Instruments

The Group tests for impairment the financial assets measured at amortized cost, debt instruments measured at fair value with changes in other comprehensive income, finance lease and financial guarantee contracts and loan commitments granted that are not measured at fair value.

As a rule, the expected credit loss is estimated as the difference between the contractual cash flows to be recovered and the expected cash flows discounted using the original effective interest rate. In the case of purchased or originated credit-impaired assets, this difference is discounted using the effective interest rate adjusted by credit rating.

The movements in the allowance for loan losses as of December 31, 2018 are detailed in note 26.

Write-Off

The Group reduce the gross carrying amount of a financial asset when it has no reasonable expectations of recovering a financial asset in its entirety of a portion thereof. A write-off constitues a derecognition event.

Maximum Credit Risk Exposure

Financial Instruments to which the impairment requirements in IFRS 9 are applied

	December 31, 2018
	ECL Staging			Total
Loan Type	Stage 1 12-month ECL	Stage 2 Lifetime ECL	Stage 3 Lifetime ECL
Promissory Notes	7,177,104	473,676	242,381	7,893,161
Unsecured Corporate Loans	6,218,529	1,375,348	180,465	7,774,342
Overdrafts	30,470,695	1,360,527	121,935	31,953,157
Mortgage Loans	5,436,112	141,024	9,710	5,586,846
Automobile and other secured loans	1,264,489	106,241	181,807	1,552,537
Personal Loans	16,064,479	2,203,003	1,710,043	19,977,525
Retail	13,016,980	883,861	329,323	14,230,164
Consumer Finance	3,047,499	1,319,142	1,380,720	5,747,361
Credit Card Loans	20,075,986	902,670	555,073	21,533,729
Retail	15,384,065	583,439	215,273	16,182,777
Consumer Finance	4,691,921	319,231	339,800	5,350,952
Foreign Trade Loans	12,202,668	555,279	1,015,217	13,773,164
Other Financings	9,647,575	903,049	115,563	10,666,187
Other Receivables from Financial Transactions	1,325,730	12,086	21,292	1,359,108
Receivables from Financial Leases	3,213,033	172,514	83,920	3,469,467

Total	113,096,400	8,205.417	4,237,406	125,539,223

	December 31, 2017
	ECL Staging			Total
Loan Type	Stage 1 12-month ECL	Stage 2 Lifetime ECL	Stage 3 Lifetime ECL
Promissory Notes	14,001,853	198,000	41,673	14,241,526
Unsecured Corporate Loans	7,694,982	230,789	62,098	7,987,869
Overdrafts	32,683,305	437,359	66,503	33,187,167
Mortgage Loans	2,354,796	61,753	1,344	2,417,893
Automobile and other secured loans	451,270	16,951	997	469,218
Personal Loans	20,437,323	2,507,043	2,830,638	25,775,004
Retail	15,892,638	1,019,240	337,196	17,249,074
Consumer Finance	4,544,686	1,487,802	2,493,442	8,525,930
Loan Type	Stage 1 12-month ECL	Stage 2 Lifetime ECL	Stage 3 Lifetime ECL
Credit Card Loans	23,211,655	1,360,455	567,367	25,139,477
Retail	16,529,858	1,014,835	230,587	17,775,280
Consumer Finance	6,681,796	345,621	336,780	7,364,197
Foreign Trade Loans	12,264,552	83,783	4,429	12,352,764
Other Financings	9,993,744	44,534	41,184	10,079,462
Other Receivables from Financial Transactions	1,177,817	19,048	16,805	1,213,670
Receivables from Financial Leases	3,635,704	66,142	55,497	3,757,343

Total	127,907,001	5,025,857	3,688,535	136,621,393

Financial Instruments to which the impairment requirements in IFRS 9 are not applied

The carrying amount of all financial instruments not subject to impairment is the corresponding fair value at the reporting date, as it best represents the maximum exposure to credit risk.

Market risk

Group defines Market Risk as the risk resulting from deviations in the trading portfolio value as a result of market fluctuations during the period required for the settlement of portfolio positions.

The Risk Department’s measurement, control and follow-up perimeter covers those operations where certain loss risk in the Group’s shareholders equity value is assumed, as a result of changes in market factors. Such risk results from the variation in risk factors under evaluation (interest rate, exchange rate, market price of equity instruments and options), as well as liquidity risk in the different products and markets where the Group operates.

According to its business strategy, Banco Supervielle is the component of the Group with the greatest exposure to this risk. On the other hand, Cordial Compañía Financiera has a minimum exposure to market risk and associated with liquidity management purposes. That is why market risk controls present a greater level of detail and emphasis on Banco Supervielle’s trading portfolio.

With the purpose of measuring the risk of positions homogeneously and therefore, setting a limit and threshold structure to support management and control schemes, Banco Supervielle uses the VaR model (Value at Risk), which defines the maximum expected loss to be recorded in a financial asset portfolio in normal market conditions, within a certain period of time and at a pre-established confidence level. Indicators obtained from this enable the Group to identify a potential market risk and take preventive measures.

Market risk management is focused on the trading portfolio managed by the Trading desk, although there is also a broader control including managed positions with liquidity management objectives. For this reason, in terms of the broader trading portfolio, the controls are limited to the exposure to the assumed risk, measured using the VaR methodology, in relation to the regulatory capital (RPC). On the other hand, the controls over the trading desk are more exhaustive.

Approved strategies and policies are included in the Risk Map document, which establishes authorized transactions to be carried out by the trading desk and the authorized officers. Such document specifies the maximum term of transactions, maximum amounts of position per product and maximum loss amounts involved (“stop loss”).

The exposure to the Group’s exchange rate risk at the end of the year by currency type is detailed below:

Currency	Balances as of 12/31/2018				Balances as of 12/31/2017
	Monetary Financial Assets	Monetary Financial Liabilities	Derivatives	Net Position	Monetary Financial Assets	Monetary Financial Liabilities	Derivatives	Net Position
US Dollar	41,462,284	40,327,318	13,405	1,148,371	30,597,536	26,114,417	2,746	4,485,865
Euro	463,781	474,602	—	(10,821)	434,590	434,580	—	10
Others	114,521	3,338	—	111,183	2,125	2,125	—	—

Total	42,040,586	40,805,258	13,405	1,248,733	31,034,251	26,551,122	2,746	4,485,875

Financial assets and liabilities are presented net of derivatives, which are disclosed separately. Derivative balances are shown at their Fair Value at the closing price of the respective currency.

The table above includes only Monetary Assets and Liabilities, since investments in equity instruments and non-monetary instruments does not generate market risk exposure.

A sensitivity analysis was performed considering reasonably possible changes in foreign exchange rates in relation to the Group’s functional currency. The percentage of variation used in this analysis is the same the Group used in its Business Plan and Projections.

Currency	Variation	12/31/2018
		P/L	Equity
US Dollar	29%	336,894	336,894
	(29%)	(336,894)	(336,894)
Euro	29%	(3,175)	(3,175)
	(29%)	3,175	3,175
Others	29%	32,617	32,617
	(29%)	(32,617)	(32,617)
Total	29%	366,337	366,337
	(29%)	(366,337)	(366,337)

Sensitivity Analysis

It is important to note that within the daily report provided to the trading desk for the monitoring of the exposure to assumed risk, the Financial Risk Management makes a comparison between the profitability obtained and the implicit risk for each asset. When using a diversified VaR methodology, it is important to provide information related to the contribution that each asset in the portfolio makes to the aggregate VaR measurement, and fundamentally if this asset generates risk diversification or not. That is why, within the variables included in the daily report, the VaR component of each asset is included, thus allowing a sensitivity analysis on the impact of each asset on the total risk.

With the aim of improving the assumed risk analysis through the use of alternative measurement metrics, the Group recognizes the change in market conditions on exposure to risk through an adjustment to the volatilities used in the VaR calculation. According to the methodology used, the returns of assets registered in more recent dates have a greater incidence in the calculation of volatilities. In parallel, the Entity performs a measurement and monitoring of the assumed risk through the application of an expected shortfall methodology, analyzing the universe of unexpected losses located in the distribution queue beyond the critical point indicated by VaR.

Economic capital calculation

Banco Supervielle adopts the diversified Parametric VaR methodology for the calculation of market risk economic capital, both at a consolidated and individual level. It should be noted that in the case of Cordial Compañía Financiera, according to the provisions established by the Argentine Central Bank, its Board of Directors has chosen to quantify its needs for economic capital by applying a simplified methodology. According to this methodology, the aggregate economic capital arises from the following expression:

EC = (1,05 x MC) + max [0; ☐EVE – 15 % x bS)]

Where, EC: economic capital according to profile’s risk (ICAAP).

MC: Minimum capital requirement in accordance with Argentine Central Bank regulations.

☐EVE (Economic Value): measure of interest rate risk calculated according to the Standardized Framework

bS (Basic Shareholders’ equity) : Tier 1 capital.

Interest Rate Risk

Interest Rate Risk is the risk derived from the likelihood that changes in the Group’s financial condition occur as a result of market interest rate fluctuations, having effect on its financial income and economic value. The following are such risk factors:

•	Different terms maturity and interest rate re-adjustment dates for assets, liabilities and off balance sheet items.

•	Forecast, evolution and volatility of local interest rates and foreign interest rates.

•	The basis risk that results from the unsuitable correlation in the adjustment of assets and liabilities interest rates for instruments that contain similar revaluation features;

•	Embeded options in certain assets, liabilities and off balance sheet items of the Group.

The Group’s interest rate risk management model, includes the analysis of interest rates gaps. Such analysis enables the basic explanation of the financial statement structure as well as the detection of interest rate risk concentration along the different terms.

The interest rate risk management is aimed at keeping the Group’s exposure within those levels of risk appetite profile validated by the Board upon changes in the market interest rates.

To such ends, the interest rate risk management relies on the monitoring of two metrics:

•

MVE – VaR Approach: measures the difference between the economic values estimated given the interest rate market curve and said value estimated given the interest rate curve resulting from the simulation of different stress scenarios. The Group uses this approach to calculate the economic capital for this risk.

•	NIM – EaR Approach: measures changes in expected accruals over a certain period of time (12 months) upon an interest rate curve shift resulting from a different stress situation simulation practices.

During 2018, with the publication of Communication “A” 6397, the Argentine Central Bank presented the applicable guidelines for the treatment of interest rate risk in the investment portfolio. The regulation makes a distinction between the impact of fluctuations in interest rate levels on the underlying value of the entity’s assets, liabilities and off-balance sheet items (economic value or MVE), and the alterations that such movements in the interest rate may have on sensitive income and expenses, affecting net interest income (NII). This same criterion had already been adopted by Banco Supervielle, so that the new regulations implied a readaptation of the management model to the suggested measurement methodology, maintaining some criteria and incorporating others.

As established by the regulator, both Banco Supervielle and Cordial Compañia Financiera must use the Standardized Framework described in point 5.4. of the Communication “A” 6397 for the measurement of the impact on the economic value of the entities (ΔEVE) of six proposed disturbance scenarios. These scenarios include parallel movements in the curves of market interest rates upwards or downwards, flattening or steepening of the slope of these curves, as well as an increase or decrease in short-term interest rates. A base curve of market interest rates is considered for each of the significant currencies in the financial statement of each entity. According to the applicable regulation, Banco Supervielle has to use an internal measurement system (SIM) for measurement based on results (ΔNIM). This requirement is not applicable to Cordial Compañía Financiera. It is important to highlight that Banco Supervielle, which has not been qualified by the Argentine Central Bank as having a local systemic importance (D-SIB), is not legally bound to have its own internal measurement system (SIM) for the measurement based on economic value (ΔEVE).

Beyond the regulatory provisions, it is important to note that both Banco Supervielle and Cordial Comapñia Financiera have been working with internal measurement systems (SIM) to measure the impact of rate fluctuations, both on economic value (ΔEVE) and on results (ΔNIM). The development of these systems included the definition of assumptions for the determination of the maturity flow of different lines of assets and liabilities without defined maturity or with implicit or explicit options of behavior.

It is important to point out that, unlike what is established in the Standardized Framework provided by the regulator for measuring the impact of fluctuations in market rates on economic value, the internal measurement systems used by the Group consider assets and liabilities with Units of Purchasing Power (UVA) adjustment as susceptible to interest rate risk, so that the UVA variable is incorporated as an additional risk factor, as well as the asset and funding rates in pesos and dollars.

Economic Capital Calculation

As a first step to calculate economic capital, Banco Supervielle calculates its exposure to interest rate risk from the MVE-EaR (economic value) approach of its internal measurement system (SIM), using a holding period of three months (90 days) and a confidence level of 99%. This quantitative model includes the exacerbation of capital by securitization risk. The result obtained is compared with the worst result of the alterations proposed in the six scenarios proposed by the Standardized Framework, with the resulting economic capital being the worst of both measurements (SIM and Standardized Framework).

In the case of Cordial Compañía Financiera, as mentioned above, the Entity’s Board of Directors has chosen to quantify its needs for economic capital by applying a simplified methodology. With regard to interest rate risk, the Group measures the impact of fluctuations in market interest rates on the economic value based on the application of the Standardized Framework. In the event that the worst ☐EVE of the six scenarios proposed by the regulation exceeds 15% of the basic net worth (capital level one) of the Entity, the sum of the economic capital calculated according to the simplified methodology would be increased by said excess.

The exposure to interest rate risk is detailed in the table below. It presents the residual values of the assets and liabilities, categorized by date of renegotiation of interest or expiration date, the lowest.

	Term in days
Assets and Liabilities	Up to 30	From 30 to 90	from 90 to 180	from 180 to 365	More than 365	Total
To 12/31/2018
Total Financial Assets	54,435,109	13,281,894	11,692,926	9,323,634	46,537,858	135,271,421
Total Financial Liabilities	74,913,615	21,093,049	1,498,595	1,500,302	25,041,966	124,047,526

Net Amount	(20,478,506)	(7,811,155)	10,194,331	7,823,332	21,495,892	11,223,895

The table below shows the sensitivity to a reasonably possible additional variation in interest rates for the next year, taking into account the composition as of December 31, 2018. Variations in rates were determined considering the scenarios set by Communication “A” 6397 for the calculation of the Interest Rate Risk in the Investment Portfolio.

	Additional variation in the interest rate	Increase / (decrease) in the income statement	Increase / (decrease) in shareholders’ equity
Decrease in the interest rate	4% ARS; 2% USD	55,643	679,909
Increase in the interest rate	4% ARS; 2% USD	(55,643)	(645,962)

If the market interest rates for instruments denominated in pesos decreased by 4 percentage points and for those nominated in dollars, they would fall by 2 percentage points, the annual net loss of income tax would be 55,643. On the contrary, if the interest rates increased in equal measure, 55,643 would be earned.

Liquidity Risk

The Group defines Liquidity Risk as the risk of assuming additional financing expenses upon unexpected liquidity needs. Such risk results from the difference of sizes and maturities between the Group’s assets and liabilities. Such risks involve the following:

•	Funding Liquidity Risk means the risk that results when it is difficult to obtain funds at normal market cost when needed, based on the market’s perception of the Group.

•	Market Liquidity Risk means the risk resulting from the Group’s incapacity to offset an asset position at market price, as a consequence of the following two key factors:

•	Assets are not liquid enough,

•	Changes in the markets where those assets are traded.

Liquidity and concentration indicators of funding sources are used to determine the tolerance to this risk, starting from the most restrictive definitions to the most comprehensive ones.

The following are the main core metrics used for the liquidity risk management:

•

LCR (Liquidity Coverage Ratio): measures the relation between high quality liquid assets and total net cash outflows over a 30-day period. The Group estimates this indicator on a daily basis, having met the minimum forecasted value in 2017.

•

Net Stable Funding Ratio (NSFR): measures the ability of the Group to fund its activities with sufficiently stable sources to mitigate the risk of future stress situations arising from its funding. The Group calculates this indicator on a daily basis, having complied with the minimum value required by the regulator and that that established internally based on its risk appetite.

•	Coverage of Remunerated Accounts and Pre-Payable Term Deposits this indicator is aimed to reduce funding dependence of unstable sources in non-liquid scenarios.

In addition, the Assets and Liabilities Committee performs a daily monitoring of some follow-up metrics . Such indicators are used to analyze the main components of LCR while assessing the Group’s liquidity condition and warning upon trend changes that may affect the guidelines set by the risk appetite policy. Additionally, within these monitoring indicators, Committee assess for the availability of liquid assets to respond to an eventual withdrawal of more volatile deposits, such us remunerated sight accounts and deposits of the public sector in foreign currency.

Finally, suitable controls over intraday liquidity and the compliance of minimum cash regulations are established. With regard to intraday liquidity, the Financial Risk Management performs a historical monitoring of the intraday liquidity available at the beginning of each day, the amount of sensitive payments over time with a time segmentation according to the time of the day on which they are concentrated and also calculates different ratios considering liquid assets available with gross payments or payments that are sensitive over time. From the analysis of this information, it was defined that the starting balance of the current account of Banco Supervielle in the Argentine Central Bank can never be lower than the average of sensitive payments in the time recorded in the immediately previous month, setting an alert when it is below 10% of that value.

Liquidity risk management consist in a strict daily follow-up of liquidity coverage ratio (LCR), ensuring a suitable forecast of funding and free-availability liquid assets needs with the purpose of maintaining LCR within levels set by the risk appetite policy. As from 2018, the follow-up on the net stable funding ration (NSFR) is included in accordance with provisions set by the Argentine Central Bank and Basle III criteria guidelines.

Economic capital calculation

The Group relies on the following elements that ensure the suitable management of this type of risk:

•

Broad liquidity indicators dashboard, to monitor liquidity levels. Each indicator relies on its relevant threshold and limit, which are monitored on a daily basis by the Risk Area (sending due warnings upon violation cases), on a byweekly basis by the Assets and Liabilities Committee (ALCO) and on a monthly basis by the Integral Risk Committee. Likewise, a weekly report is drawn up and sent to members of the Integral Risk Committee, ALCO and the Board.

•	Indicators that measure the concentration of funding sources, establishing the Group’s risk appetite.

•	Development and monitoring of new liquidity coverage and leverage indicators set by the Argentine Central Bank in compliance with Basle III route map.

•

Different liquidity risk follow-up tools have been added, including a disaggregate assessment of contractual term mismatches and funding concentration reports, by counterparty, product and significant currency. The accuracy of the information required for such reports contributed to the improvement of our Risk Management Information System (MIS).

•

The liquidity coverage ratio is used to assess the Group’s capacity to meet liquidity needs over a 30-day period within a stress scenario described by the Argentine Central Bank. The follow-up of this indicator is carried out on a daily basis, keeping the Group’s liquidity director and officials updated on its evolution.

•	Permanent monitoring of limit and threshold compliance in virtue of the stable funding ratio (NSFR).

•	Individual stress tests, carried out on a daily basis upon an eventual critical scenario of a sudden withdrawal of deposits and its impact on the minimum cash position and LCR.

•	Regarding contingency plans, the Group follows a policy that ensures the application of its guidelines in stress tests, according to the decision taken by ALCO Committee and Integral Risk Committee.

The Risk management framework described herein enables a suitable liquidity condition; therefore, the Group considers the economic capital estimation unnecessary to cover such risk, as long as the Group’s solvency should not be affected once the stress tests contingency plan have been implemented.